 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21399

The Aegis Funds

(Exact name of registrant as specified in charter)

6862 Elm Street, Suite 830, McLean, VA 22101

(Address of principal executive offices) (Zip code)

Scott L. Barbee

6862 Elm Street, Suite 830, McLean, VA 22101

(Name and address of agent for service)

(703) 528-7788

Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2023

Date of reporting period: June 30, 2023

Item 1. Reports to Stockholders.

(a)

AEGIS Value Fund

Class I (AVALX)

SEMI-ANNUAL REPORT

June 30, 2023 (Unaudited)

Portfolio Manager’s Letter
Period Ended June 30, 2023
(Unaudited)

August 14, 2023

To the Shareholders of the Aegis Funds:

We are pleased to present the Aegis Value Fund’s Semi-Annual Report for the six months ended June 30, 2023.

If at any time you would like further information about the Fund, please go to our website at www.aegisfunds.com for a more detailed look at our market commentary and the Fund’s performance record. We will briefly review the objective and strategy of the Fund.

The Aegis Value Fund seeks to achieve long-term, capital appreciation. Our strategy is to invest in a well-researched portfolio of small-cap equities trading at a fraction of their intrinsic worth. We believe the equity markets are often inefficient, and we employ a contrarian, company-focused approach, selecting each stock individually on its own merit. We purchase shares in companies when we judge share prices to be significantly undervalued relative to our assessment of fundamental value, focusing on stocks trading at low price-to-book or price-to- future cash flow ratios, segments of the market where we believe academic research shows historical returns have significantly outpaced the overall market. We often invest in companies when they are misunderstood, out of favor, or neglected, and generally hold these companies until share prices reach our estimate of intrinsic value.

		Annualized
Performance as of 06/30/23	Year-to- Date	One Year	Three Year	Five Year	Ten Year	Since Inception
Aegis Value Fund (AVALX)	5.69%	17.19%	28.37%	13.69%	9.63%	10.98%
S&P SmallCap 600 Pure Value Index (Launched 12/16/05)*	6.66%	14.32%	27.55%	5.46%	7.77%	N/A
S&P 500 Index	16.89%	19.59%	14.60%	12.31%	12.86%	7.67%

*	The S&P SmallCap 600 Pure Value Index performance prior to December 16, 2005 cannot be shown since it relies on back-tested data. Performance data quoted represents past performance.

Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please call 800-528-3780 to obtain performance data current to the most recent month-end. The Aegis Value Fund Class I has an annualized gross expense ratio of 1.45% and net annualized expense ratio, after fee waivers, of 1.50%. Please refer to the Fund’s most recent financial highlights table in this Annual Report, which contains a more recent net expense ratio. Under the waiver, the Advisor has contractually agreed to limit certain fees and/or reimburse certain of the Fund’s expenses through April 30, 2024.

Aegis Value Fund	Class I
Net Assets	$342.6 Million
NAV / Share	$33.79
Net Expense Ratio	1.50%
Management Fee	1.20%
Distribution Fee (12b-1)	None
Redemption Fee	None
Income & capital gain distributions per share	None

From inception of the Aegis Value Fund’s Class I shares on May 15, 1998 through June 30, 2023, the Fund Class I shares have posted a cumulative gain of 1,271.76%. During the same period, the S&P 500 Index of large cap stocks posted a cumulative gain of 540.62%. For the six-month period ending June 30, 2023, the Fund Class I shares gained 5.69%, underperforming the S&P SmallCap 600 Pure Value Index, which increased 6.66%, while the S&P 500 increased 16.89% over the same period.

Fund performance was most positively impacted by Bank of Cyprus (BOCH.LN), Amerigo (ARG.CN), and Equinox Gold (EQX.CN) which contributed an estimated 1.6%, 1.6%, and 1.3% to Fund returns for the first half of 2023. International Petroleum Corp (IPCO.CN), Hallador Energy Co (HNRG), and Minera Alamos Inc. (MAI.CN) most negatively impacted first half 2023 performance, costing the Fund an estimated 1.7%, 1.0%, and 1.0%.

A more in-depth review of the Fund’s performance, outlook and general market commentary can be found in the first half 2023 Manager’s Letter. For those of you who do not automatically receive our quarterly manager’s letters in the mail from your broker, they are available on our website at www.aegisfunds.com/library or by calling us at 800-528-3780. However, please be aware that these manager’s letters are not a part of the SEC-mandated Annual Report contained in this booklet. We thank you for your continued interest.

Aegis Financial Corporation

Scott L. Barbee, CFA
Portfolio Manager

Must be preceded or accompanied by Prospectus.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Any recommendation made in this report may not be suitable for all investors. This presentation does not constitute a solicitation or offer to purchase or sell any securities. Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. Investments in small and mid-cap companies involve additional risks such as limited liquidity and greater volatility. Investment concentration in a particular sector involves risk of greater volatility and principal loss. Value stocks may fall out of favor with investors and underperform growth stocks during given periods.

S&P SmallCap 600 Pure Value Index: An index that seeks to measure stocks that exhibit strong value characteristics, and weights them by score. Constituents are drawn from the S&P SmallCap 600 Index, a market capitalization weighted index that seeks to measure the small-cap segment of the U.S. equity market.

S&P 500 Index: An index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. One cannot invest directly in an index.

Price-to-Book: A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Price-to-Future Cash Flow: A measure of the market’s expectations of a firm’s future financial health. Because this measure deals with cash flow, the effects of depreciation and other non-cash factors are removed.

An investment cannot be made directly in an index.

Fund holdings, sector allocations, and geographic allocations are subject to change and are not a recommendation to buy or sell any security. Please see the schedule of portfolio investments provided in this report for the complete listing of Fund holdings.

Quasar Distributors, LLC is the distributor for the Aegis Value Fund. No other products mentioned in the commentary are distributed by Quasar.

About Your Fund’s Expenses
June 30, 2023

(Unaudited)

Important Note

As a shareholder of the Fund, you incur ongoing costs, including advisory fees and other Fund expenses. Class I shares of the Fund charge no sales load. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 – June 30, 2023, for the Aegis Value Fund Class I.

Actual expenses

The table below provides information about actual account values and actual expenses.

Hypothetical example for comparison purposes

The below table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional cost, such as sales charges (loads), or redemption fees (if applicable). Therefore, the hypothetical section of the tables is useful in comparing ongoing cost only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

		Actual		Hypothetical (5% annual return before expenses)
	Beginning Account Value 1/1/23	Ending Account Value (1) 6/30/23	Expenses Paid During Period(2)	Ending Account Value 6/30/23	Expenses Paid During Period (2)
Aegis Value Fund Class I	$1,000.00	$1,056.90	$7.43	$1,017.57	$7.28

(1)

The ending account value is based on the actual total return of the Fund for the period January 1, 2023 to June 30, 2023 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s actual expense ratio and a hypothetical annual return of 5% before expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio (1.46%) multiplied by the average account value over the period, multiplied by 181/365 (to reflect the period between 1/1/2023-6/30/2023).

Key Statistics (Unaudited)

Result of a Hypothetical $10,000 Investment in Aegis Value Fund
(assumes investment made on June 30, 2013)

The growth of $10,000 chart reflects the performance of a hypothetical $10,000 investment made in the Fund for the period noted. It assumes the reinvestment of dividends and capital gains but does not reflect the deduction of taxes that a shareholder would pay on dividends or capital gain distributions. This chart does not imply any future performance.

Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please call 800-528-3780 to obtain performance data current to the most recent month-end.

Aegis Value Fund

Portfolio Characteristics

June 30, 2023
(Unaudited)

Industry Breakdown

	% of the Fund’s Net Assets
Common Stocks				96.3%
Consumer Discretionary			3.7%
Household Durables		2.0%
Textiles, Apparel & Luxury Goods		1.7%
Energy			32.3%
Energy Equipment & Services		7.3%
Oil, Gas & Consumable Fuels		25.0%
Financials			4.4%
Banks		3.1%
Capital Markets		0.5%
Consumer Finance		0.6%
Insurance		0.2%
Industrials			2.6%
Construction & Engineering		1.9%
Machinery		0.7%
Information Technology			0.2%
Communications Equipment		0.2%
Materials			53.1%
Metals & Mining		46.0%
Diversified Metals & Mining	12.2%
Gold, Silver & Precious Metals & Minerals	21.3%
Mining Services	5.8%
Steel	6.7%
Paper & Forest Products		7.1%
Warrants				0.2%
Materials			0.2%
Metals & Mining
Gold, Silver & Precious Metals & Minerals		0.2%
Short-Term Investments				3.2%
United States Treasury Bills			3.2%
Other Assets in Excess of Liabilities				0.3%
Total Net Assets				100.0%

Aegis Value Fund

Schedule of Portfolio Investments

June 30, 2023 (Unaudited)

	Country Currency	Shares	Value
Common Stocks — 96.3%
Consumer Discretionary — 3.7%
Household Durables — 2.0%
Bassett Furniture Industries, Inc. (3)		456,855	$6,871,099
Textiles, Apparel & Luxury Goods — 1.7%
Delta Apparel, Inc. (1)		345,774	3,623,712
Superior Group of Cos, Inc.		228,267	2,132,014
			5,755,726
Total Consumer Discretionary			12,626,825
Energy — 32.3%
Energy Equipment & Services — 7.3%
AKITA Drilling Ltd. - Class A (1)	CAD	5,945,285	5,789,332
Enerflex Ltd. (2)		511,060	3,485,429
Essential Energy Services Ltd. (1)	CAD	1,428,583	393,608
Koil Energy Solutions, Inc. (1)(3)		766,584	458,456
Natural Gas Services Group, Inc. (1)(3)		843,293	8,348,601
Tidewater, Inc. (1)		118,102	6,547,575
Wolverine Energy & Infrastructure, Inc. (1)	CAD	724,192	43,733
			25,066,734
Oil, Gas & Consumable Fuels — 25.0%
Adams Resources & Energy, Inc. (3)		135,876	4,776,041
ARC Resources Ltd.	CAD	577,703	7,705,614
Ardmore Shipping Corp. (2)		168,579	2,081,951
Athabasca Oil Corp. (1)	CAD	500,000	1,083,223
Hallador Energy Company (1)(3)		2,177,637	18,662,349
International Petroleum Corp. (1)	CAD	1,851,291	15,162,489
MEG Energy Corp. (1)	CAD	1,097,576	17,398,827
Peabody Energy Corp.		494,732	10,715,895
Seplat Petroleum Development Company plc (4)	GBP	3,163,891	4,787,360
Vermilion Energy, Inc.	CAD	280,000	3,491,678
			85,865,427
Total Energy			110,932,161
Financials — 4.4%
Banks — 3.1%
Bank of Cyprus Holdings plc (4)	GBP	3,143,618	10,515,239

Capital Markets — 0.5%
Hennessy Advisors, Inc.		66,078	467,832
Westwood Holdings Group, Inc.		97,606	1,210,314
			1,678,146
Consumer Finance — 0.6%
EZCORP, Inc. (1)		264,446	2,216,057

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund

Schedule of Portfolio Investments

June 30, 2023 (Unaudited)

	Country Currency	Shares	Value
Financials — 4.4% (Continued)
Insurance — 0.2%
Conifer Holdings, Inc. (1)		430,026	$756,846
Total Financials			15,166,288
Industrials — 2.6%
Construction & Engineering — 1.9%
Matrix Service Co. (1)		1,133,456	6,676,056

Machinery — 0.7%
Mayville Engineering Co., Inc. (1)		203,856	2,540,046
Total Industrials			9,216,102
Information Technology — 0.2%
Communications Equipment — 0.2%
EMCORE Corp. (1)		975,350	734,048
Total Information Technology			734,048
Materials — 53.1%
Metals & Mining — 46.0%
Diversified Metals & Mining — 12.2%
Alphamin Resources Corp.	CAD	3,468,005	2,617,856
Amerigo Resources Ltd. (3)	CAD	18,172,738	21,125,508
Excelsior Mining Corp. (1)	CAD	2,483,258	510,804
Kenmare Resources plc	GBP	3,036,628	17,238,668
Solitario Zinc Corp. (1)		620,433	356,749
			41,849,585
Gold, Silver & Precious Metals & Minerals — 21.3%
Cabral Gold, Inc. (1)(3)(6)(7)	CAD	12,911,156	1,120,802
Catalyst Metals Ltd. (1)(4)	AUD	2,000,000	1,032,254
Centerra Gold, Inc.	CAD	1,660,099	9,949,942
Condor Gold plc (1)(7)	GBP	2,810,000	829,724
Dundee Precious Metals, Inc.	CAD	606,525	4,006,110
Eldorado Gold Corp. (1)	CAD	449,946	4,554,652
Equinox Gold Corp. (1)(7)	CAD	2,436,790	11,165,364
Erdene Resource Development Corp. (1)(7)	CAD	11,750,338	3,281,846
G Mining Ventures Corp. (1)	CAD	3,809,011	3,134,042
GoldQuest Mining Corp. (1)	CAD	2,849,300	193,574
i-80 Gold Corp. (1)	CAD	1,064,476	2,394,519
Lion One Metals Ltd. (1)(7)	CAD	1,249,340	669,584
Loncor Gold, Inc. (1)(7)	CAD	4,142,858	1,094,546
Minera Alamos, Inc. (1)(3)(7)	CAD	37,611,661	8,801,370

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund

Schedule of Portfolio Investments

June 30, 2023 (Unaudited)

	Country Currency	Shares	Value
Materials — 53.1% (Continued)
Metals & Mining — 46.0% (Continued)
Gold, Silver & Precious Metals & Minerals — 21.3% (Continued)
Mundoro Capital, Inc. (1)	CAD	2,069,073	$312,372
Newcore Gold Ltd. (1)(3)	CAD	10,666,668	1,167,516
O3 Mining, Inc. (1)	CAD	1,509,956	1,743,901
Orezone Gold Corp. (1)	CAD	14,602,725	13,888,985
Revival Gold, Inc. (1)(3)(7)	CAD	5,325,905	1,789,038
Superior Gold, Inc. (1)	CAD	4,715,639	694,131
Toubani Resources, Inc. (1)	AUD	1,300,000	138,560
TriStar Gold, Inc. (1)	CAD	351,164	33,135
Troilus Gold Corp. (1)	CAD	2,773,220	962,960
	CAD		72,958,927
Mining Services — 5.8%
Capital Ltd.	GBP	8,685,227	10,434,626
Geodrill Ltd. (3)	CAD	3,956,698	9,408,265
			19,842,891
Steel — 6.7%
Algoma Steel Group, Inc.	CAD	1,550,123	10,952,369
Stelco Holdings, Inc.	CAD	176,970	5,773,650
Universal Stainless & Alloy Products, Inc. (1)		435,079	6,095,457
			22,821,476
Total Metals and Mining			157,472,879
Paper & Forest Products — 7.1%
Canfor Pulp Products, Inc. (1)	CAD	174,467	268,664
Conifex Timber, Inc. (3)	CAD	2,346,913	2,055,044
Interfor Corp. (1)	CAD	991,546	18,696,976
Mercer International, Inc.		264,447	2,134,087
West Fraser Timber Co Ltd.		12,431	1,068,817
			24,223,588
Total Materials			181,696,467
Total Common Stocks (Cost $267,725,314)			330,371,891

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund

Schedule of Portfolio Investments

June 30, 2023 (Unaudited)

	Country Currency	Shares	Value
Warrants — 0.2%
Materials — 0.2%
Metals & Mining — 0.2%
Gold, Silver & Precious Metals & Minerals — 0.2%
Cabral Gold Inc. - Exercise Price: C0.21, 11/25/2023 (1)(5)(6)(7)	CAD	5,000,000	$55,105
Cabral Gold Inc. - Exercise Price: C0.20, 03/17/2025 (1)(5)(6)(7)	CAD	7,500,000	170,410
Condor Gold plc. - Exercise Price: £0.35, 06/10/2025 (1)(5)(6)(7)	GBP	1,425,000	96,945
Erdene Resource Development, Exercise Price: C0.45, 07/08/2024 (1)(5)(6)(7)	CAD	2,083,333	103,793
Loncor Gold, Inc. - Exercise Price: C0.75, 05/27/2024 (1)(5)(6)(7)	CAD	500,000	9,209
Loncor Gold, Inc. Exercise Price: C0.75, 02/25/2024 (1)(5)(6)(7)	CAD	500,000	5,548
Newcore Gold Ltd. - Exercise Price: C0.20, 06/28/2024 (1)(5)(6)	CAD	5,333,334	117,154
Revival Gold, Inc. - Exercise Price: C0.90, 01/25/2024 (1)(5)(6)(7)	CAD	1,000,000	13,738
Total Warrants (Cost $0)			571,902

Short Term Investments — 3.2%		Principal Amount
U.S. Treasury Bills — 3.2%
United States Treasury Bill - Maturity Date: 7/27/23; Effective Yield 4.79% (1)(4)		$2,000,000	1,992,813
United States Treasury Bill - Maturity Date: 8/3/23; Effective Yield 4.64% (1)(4)		1,000,000	995,617
United States Treasury Bill - Maturity Date: 8/10/23; Effective Yield 4.89% (1)(4)		3,000,000	2,983,287

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund

Schedule of Portfolio Investments

June 30, 2023 (Unaudited)

	Country Currency	Principal Amount	Value
Short Term Investments — 3.2%(Continued)
U.S. Treasury Bills — 3.2% (Continued)
United States Treasury Bill - Maturity Date: 8/24/23; Effective Yield 5.04% (1)(4)		$4,000,000	$3,969,198
United States Treasury Bill - Maturity Date: 9/7/23; Effective Yield 4.93% (1)(4)		1,000,000	990,559
Total U.S. Treasury Bills (Cost $10,931,539)			10,931,474
Total Short Term Investments (Cost $10,931,539)			10,931,474

Total Investments — 99.7% (Cost $278,656,853)			341,875,267
Other Assets in Excess of Liabiliies — 0.3%			1,116,849
Net Assets — 100.0%			$342,992,116

Percentages are stated as a percent of net assets.

(1)	Non-income producing securities.
(2)	Foreign security denominated in U.S. Dollars.
(3)	Affiliated Company - The fund is owner of more than 5% of the outstanding voting securities. See affiliated table below for additional information.
(4)	Level 2 Security.
(5)

Level 3 Security which was fair valued in accordance with the policies and procedures approved by the Board of Trustees. As of June 30, 2023, the value of these securities was $571,902 which represents 0.2% of total net assets.

(6)	Illiquid Security. As of June 30, 2023, the value of these securities was $ 1,692,704 which represents 0.5% of total net assets.
(7)	All or a portion of this security may be deemed restricted under Rule 144A.

AUD - Australian Dollar

CAD - Canadian Dollar

GBP - British Pound Sterling

plc - Public Limited Company

For purposes of this report, the securities in the portfolio have been organized by their respective GICS code. The fund does not rely exclusively on GICS Industry classifications for purposes of its industry concentration policy. For example, within the Metals & Mining sector, the Fund utilizes the GICS Sub-Industry classifications, or aggregates thereof as shown above, for purposes of determining compliance with its industry concentration policy. In addition, in cases where a holding has been judged to be misclassified by GICS, or has not been classified by GICS, the Fund uses a Fund-determined GICS framework classification.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets
Investments in unaffiliated secruities, at value (cost $218,174,021)	$257,291,179
Investments in affiliated securities*, at value (cost $60,482,832)	84,584,088
Total investments in securities, at value (cost $278,656,853)	341,875,267
Cash	1,356,595
Receivable for Fund shares sold	718,863
Interest and dividends receivable	438,032
Prepaid assets	72,645
Total Assets	344,461,402
Liabilities
Payable for investment securities purchased	1,043,170
Foreign currency (cost $13,273)	13,271
Payable to Investment Adviser	331,398
Payable for Fund shares redeemed	23,518
Accrued Trustee and chief compliance officer fees	13,876
Other payables	44,053
Total liabilities	1,469,286
Net Assets	$342,992,116
Net Assets consist of:
Paid-in capital	275,584,859
Total distributable earnings	67,407,257
Net Assets	$342,992,116

Net Assets	342,992,116
Authorized (Par value $0.001 per share)	100,000,000
Outstanding Shares	10,149,282
Net asset value per share	$33.79

*	Please refer to Note 6 for additional details.

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund

Statements of Operations

For the Six Months Ended June 30, 2023
(Unaudited)

Investment Income
Dividends from unaffiliated companies#	$2,672,192
Dividends from affiliated companies (Note 6)##	970,588
Interest income from unaffiliated companies	396,323
Total investment income	4,039,103
Expenses
Investment advisory fees (Note 3)	1,945,161
Fund servicing fees	103,618
Transfer agent & custody fees	85,062
Legal fees	33,940
Registration fees	29,547
Chief compliance officer fees (Note 3)	19,821
Printing and postage fees	16,821
Insurance fees	14,572
Audit fees	11,946
Director fees	6,427
Gross Expenses	2,266,915
Expenses recouped (Note 3)	93,101
Net Expenses	2,360,016
Net Investment Income	1,679,087
Realized and Unrealized Gain on Investments and Foreign Currency Transactions
Net realized gain (loss) from:
Investments in unaffiliated companies	746,430
Investments in affiliated companies (Note 6)	—
Investments in foreign currency transactions	(44,285)
Net realized gain on investments and foreign currency transactions	702,145
Change in unrealized appreciation on:
Investments in unaffiliated companies	15,203,599
Investments in affiliated companies (Note 6)	(3,950,911)
Investments in foreign currency translations	1,270
Net change in unrealized appreciation on investments	11,253,958
Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	11,956,103
Net Increase in Net Assets Resulting from Operations	$13,635,190

#	Net of foreign taxes withholding of $117,913.
##	Net of foreign taxes withholding of $120,230.

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Operations:
Net investment income	$1,679,087	$589,196
Net realized gain (loss) on investments and foreign currency transactions	702,145	2,585,746
Net change in unrealized appreciation on investments	11,253,958	8,754,582
Net increase in net assets resulting from operations	13,635,190	11,929,524
Distributions
Net dividends and distributions to shareholders	—	(431,698)
Net decrease in assets resulting from distributions paid	—	(431,698)
Capital share transactions
Subscriptions	102,799,432	182,936,454
Distributions reinvested	—	346,035
Redemptions	(47,752,775)	(100,034,488)
Net Increase in net assets resulting from capital share transactions	55,046,657	83,248,001
Total Increase in Net Assets	68,681,847	94,745,827

Net Assets
Beginning of period	274,310,269	179,564,442
End of period	$342,992,116	$274,310,269

Share information
Subscriptions	2,987,153	5,656,833
Distributions reinvested	—	11,105
Redemptions	(1,418,024)	(3,284,188)
Net increase (decrease) in shares	1,569,129	2,383,750
Beginning shares	8,580,153	6,196,403
Ending shares	10,149,282	8,580,153

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund

Financial Highlights

The table below sets forth financial data for a share outstanding in Class I throughout each period:

	For the Six Months Ended June 30,		Years Ended December 31,
	2023		2022	2021	2020	2019	2018
	(Unaudited)
Per Share Data
Net asset value, beginning of period	$31.97		$28.98	$21.05	$18.94	$15.44	$19.67
Income from investment operations:
Net investment income (loss)(1)	0.17		0.07	0.07	(0.15)	(0.20)	(0.11)
Net realized and unrealized gain (loss) on investments	1.65		2.97	7.86	3.65	4.15	(3.17)
Total from investment operations	1.82		3.04	7.93	3.50	3.95	(3.28)
Less distributions to shareholders from:
Net investment income	0.00		(0.05)	—	(0.44)	(0.05)	—
Net realized capital gains	—		—	—	(0.95)	(0.40)	(0.95)
Total distributions	0.00		(0.05)	—	(1.39)	(0.45)	(0.95)
Net asset value, end of period	$33.79		$31.97	$28.98	$21.05	$18.94	$15.44
Total investment return	5.69%		10.50%	37.67%	18.72%	25.66%	(17.02	)%(2)
Ratios (to average net assets)/Supplemental data:
Expenses after recovery	1.46	%(5)	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses before recovery	1.40	%(5)	1.45%	1.48%	1.55%	1.63%	1.52%
Net investment gain (loss)	1.04	%(5)	0.23%	0.25%	(0.86)%	(1.18)%	(0.57	)%(3)
Portfolio turnover	1	%(4)	20%	40%	41%	30%	62%
Net assets at end of period (000’s)	$342,992		$274,310	$179,564	$123,550	$115,114	$97,720

(1)	Per share net investment loss was calculated prior to tax adjustments, using average shares method.
(2)

Includes adjustments made to the NAV in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(3)	Resolute Forest Products, Inc. paid a special dividend on December 6, 2018 in the amount of $611,550. The net investment loss excluding this special dividend would have been (1.04)% .
(4)	Not annualized
(5)	Annualized

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

June 30, 2023

(Unaudited)

1. The Organization

The Aegis Funds (comprised of the Aegis Value Fund) (the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified open-end management investment company. The Fund currently offers one class of shares, Class I shares. The Fund’s Class I shares commenced operations May 15, 1998. The Fund’s principal investment goal is to seek long-term capital appreciation by investing primarily in common stocks that are believed to be significantly undervalued relative to the market based on a company’s book value, revenues, or cash flow.

2. Summary of Significant Accounting Policies

As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”.

Security valuation. Investments in securities are valued based on market quotations or on data furnished by an independent pricing service. Investments in securities traded on a national securities exchange (or reported on the NASDAQ National Market) are stated at the last reported sales price or a market’s official close price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last close price, or the average of bid and ask price for NASDAQ National Market securities. Short- term (less than 60 days maturity) notes are stated at amortized cost, which is equivalent to value. Restricted securities, securities for which market quotations are not readily available, and securities with market quotations that Aegis Financial Corporation (the “Advisor”) does not believe are reflective of market value are valued at fair value as determined by the Advisor under the supervision of the Board of Trustees (the “Board”). In determining fair value, the Board procedures consider all relevant qualitative and quantitative factors available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. Where a security is traded in more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Advisor to be the primary market. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing currency exchange rates.

Notes to Financial Statements

June 30, 2023
(Unaudited)

2. Summary of Significant Accounting Policies – (continued)

In accordance with accounting principles generally accepted in the United States of America (“GAAP”), fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. GAAP establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

●

Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

●

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.), quoted prices for identical or similar assets in markets that are not active, and inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

●	Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

Common stocks, preferred stocks and warrants. Securities traded or dealt in one or more domestic securities exchanges, excluding the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), and not subject to restrictions against resale shall be valued on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities at the last quoted sales price or in the absence of a sale, at the mean of the last bid and asked prices. Securities traded or dealt in the NASDAQ and not subject to restrictions against resale shall be valued in accordance with the NASDAQ Official Closing Price. Securities traded on the NASDAQ Stock Market for which there were no transactions on a particular day are valued at the mean of the last bid and asked

Notes to Financial Statements

June 30, 2023
(Unaudited)

2. Summary of Significant Accounting Policies – (continued)

prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Stocks traded on inactive markets or valued by reference to similar instruments are categorized in Level 2.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2023:

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$12,626,825	$—	$—	$12,626,825
Energy	106,144,801	4,787,360	—	110,932,161
Financials	4,651,049	10,515,239	—	15,166,288
Industrials	9,216,102	—	—	9,216,102
Information Technology	734,048	—	—	734,048
Materials	180,664,213	1,032,254	—	181,696,467
Warrants
Materials	—	—	571,902	571,902
Short-Term Investments
U.S. Treasury Bills	—	10,931,474	—	10,931,474
Total	$314,037,038	$27,266,327	$571,902	$341,875,267

When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith under procedures approved by the Board. If events occur that will affect the value of the Fund’s portfolio securities before the net asset value (“NAV”) has been calculated (a “significant event”), the security will generally be priced using a fair value procedure. The Board has adopted specific procedures for valuing portfolio securities and delegated the responsibility of fair value determinations to the Valuation Committee. Some of the factors that may be considered by the Valuation Committee in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restriction on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold.

Notes to Financial Statements

June 30, 2023

(Unaudited)

2. Summary of Significant Accounting Policies – (continued)

The following is a summary of quantitative information about significant unobservable valuation inputs for the Fund approved by the Valuation Committee for Level 3 Fair Value Measurements for investments held as of June 30, 2023:

Investments	Fair Value as of June 30, 2023	Valuation Technique	Unobservable Inputs	Weighted Average	Range
Cabral Gold Inc. - Warrant, Exercise Price: C0.21, 11/25/2023	$55,105	Black Scholes Option Pricing Model	Pricing Model	N/A	$0.0110
Cabral Gold Inc. - Warrant, Exercise Price: C0.20, 03/17/2025	170,410	Black Scholes Option Pricing Model	Pricing Model	N/A	0.0227
Condor Gold plc - Warrant, Exercise Price: £0.35, 06/10/2025	96,945	Black Scholes Option Pricing Model	Pricing Model	N/A	0.0680
Erdene Resource Development - Warrant, Exercise Price: C0.45, 07/08/2024	103,793	Black Scholes Option Pricing Model	Pricing Model	N/A	0.0498
Loncor Gold, Inc. - Warrant, Exercise Price: C0.75, 05/27/2024	9,209	Black Scholes Option Pricing Model	Pricing Model	N/A	0.0184
Loncor Gold, Inc. - Warrant, Exercise Price: C0.75, 02/25/2024	5,548	Black Scholes Option Pricing Model	Pricing Model	N/A	0.0111
Newcore Gold Ltd. Exercise Price: C0.20, 06/28/2024	117,154	Black Scholes Option Pricing Model	Pricing Model	N/A	N/A
Revival Gold, Inc. - Warrant, Exercise Price: C0.09, 01/25/2024	13,738	Black Scholes Option Pricing Model	Pricing Model	N/A	0.0137

Notes to Financial Statements

June 30, 2023

(Unaudited)

2. Summary of Significant Accounting Policies – (continued)

The following is a reconciliation of the Fund’s Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended June 30, 2023:

Fair Value Measurement Using Significant Unobservable Inputs (Level 3)	Investments in Securities
Beginning balance as of December 31, 2022	$243,946
Change in unrealized appreciation	327,956
Ending balance as of June 30, 2023	$571,902
Change in unrealized appreciation still held as of June 30, 2023	$327,956

Foreign risk and currency translation. The Fund may invest directly in foreign securities. Financial market fluctuations in any country where the Fund has investments will likely affect the value of the securities that the Fund owns in that country. These movements will affect the Fund’s share price and investment performance. The political, economic, and social structures of some countries may be less stable and more volatile than those in the United States. The risks of foreign markets include currency fluctuations, possible nationalization or expropriation of assets, extraordinary taxation or exchange controls, political or social instability, unfavorable diplomatic developments, and certain custody and settlement risks. In addition to these risks, many foreign markets have less trading volume and less liquidity than the U.S. markets, and therefore prices in foreign markets can be highly volatile.

Foreign markets may also have less protection for investors than the U.S. markets. Foreign issuers may be subject to less government supervision. It may also be difficult to enforce legal and shareholder/bondholder rights in foreign countries. There is no assurance that the Fund will be able to anticipate these risks or counter their effects.

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gains or losses from investments.

Notes to Financial Statements

June 30, 2023

(Unaudited)

2. Summary of Significant Accounting Policies – (continued)

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at each reporting period, resulting from changes in the exchange rate. These fluctuations are included with the net realized and unrealized gains or losses from investments.

Federal income and excise taxes. The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company taxable income and net capital gain to shareholders in a manner that results in no tax cost to the Fund. Therefore, no federal income tax provision is required.

Distributions to shareholders. Distributions to the Fund’s shareholders, which are determined in accordance with income tax regulations, are recorded on the ex- dividend date. Distributions of net investment income, if any, are made at least annually for the Fund. Net realized gains from investment transactions, if any, will be distributed to shareholders annually.

The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain/(loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Use of estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Security Transactions, Income and Expenses. The Fund records security transactions based on the trade date. Interest income is recognized on the accrual basis and includes accretion of discounts and amortization of premiums. The specific identification method is used to determine book and tax cost basis when calculating realized gains and losses. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis and includes accretion of discounts

Notes to Financial Statements

June 30, 2023

(Unaudited)

2. Summary of Significant Accounting Policies – (continued)

and amortization of premiums. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Indemnifications. In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Significant Concentrations. The Fund maintains a demand deposit in excess of Federal Deposit Insurance Company (“FDIC”) Insurance limits. As a result, the Fund is exposed to credit risk in the event of insolvency or other failure of the institution to meet its obligations. The Fund manages this risk by dealing with a major financial institution and monitoring its credit worthiness.

In October 2022, the Securities and Exchange Commission (the “SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

3. Advisory Fees and Other Transactions with Affiliates

The Fund entered into an investment management and advisory services agreement (the “Agreement”) with the Advisor that provides for a fee, computed daily and paid monthly at the annual rate of 1.20% of the Fund’s average daily net assets. The Agreement shall remain in force through December 31, 2023 and may be renewed for additional one-year periods thereafter if approved annually by a majority of the independent members of the Board. The Agreement may be terminated at any time, without penalty, by the Fund on sixty (60) days’ written notice or by the Advisor on ninety (90) days’ written notice. During the period ended June 30, 2023, the Fund incurred $1,945,161 in investment advisory fees. The Fund and the Advisor have also entered into an expense limitation agreement which shall remain in force through April 30, 2024, that provides for an advisory fee waiver and expense reimbursement from the Advisor if the Fund’s expenses, exclusive of taxes, interest, fees incurred in

Notes to Financial Statements

June 30, 2023

(Unaudited)

3. Advisory Fees and Other Transactions with Affiliates – (continued)

acquiring or disposing of portfolio securities, and extraordinary expenses, exceeds 1.50% for the Class I, of the Fund’s average daily net assets. During the period ended June 30, 2023, the Advisor recovered fees of $93,101.

The Fund has agreed to repay the Advisor for amounts waived or reimbursed by the Advisor pursuant to the expense limitation agreement provided that such repayment does not cause the Fund’s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities and extraordinary expenses, to exceed 1.50% for Class I and the repayment is made within three years from the month in which the Advisor incurred the expense. As of June 30, 2023, the Fund had recovered all fees that had previously been waived.

Certain officers and Trustees of the Fund are also officers of the Advisor. The Fund pays each Trustee not an officer of the Advisor fees in cash or Fund shares of $1,000 for each attended board meeting for the Fund and $500 for each attended audit committee meeting for the Fund. In addition, the Fund reimburses the Advisor for chief compliance officer services, a yearly amount of $50,000 paid on a quarterly basis.

4. Investment Transactions

Purchases and sales of long-term investment securities (excluding short-term investments) for the Fund are presented below for the year ended June 30, 2023.

	Purchases	Sales
Aegis Value Fund	$49,221,311	$1,683,392

5. Distributions to Shareholders and Tax Components of Net Assets

As of December 31, 2022, the components of accumulated earnings (losses) for income tax purposes were as follows:

Tax cost of Investments	$219,548,784
Unrealized appreciation of Investments	84,685,999
Unrealized depreciation of Investments	(32,798,715)
Net unrealized appreciation	51,887,284
Unrealized depreciation of foreign currency	(131)
Undistributed ordinary income	576,874
Undistributed long term gain	1,308,040
Distributable earnings (deficit)	1,884,783
Total accumulated loss	$53,772,067

Notes to Financial Statements

June 30, 2023

(Unaudited)

5. Distributions to Shareholders and Tax Components of Net Assets – (continued)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in securities transactions.

The differences between book-basis and tax-basis unrealized appreciations are attributable primarily to PFIC mark to market adjustments and wash sales.

As of December 31, 2022, the Fund has no capital loss carryforwards. The Fund did utilize short term capital loss carryovers in the amount of $808,536, and long-term capital loss carryovers of $401,390 during the year ended December 31, 2022.

As of December 31, 2022, the Fund did not defer on a tax basis, any qualified late year losses.

The tax components of dividends paid during the year ended December 31, 2022 and the year ended December 31, 2021 were as follows:

Year Ended December 31, 2022			Year Ended December 31, 2021
Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Long-Term Capital Gains
$ 431,698	$ —	$ 431,698	$ —	$ —	$ —

GAAP requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an interest expense in the Statement of Operations.

GAAP requires management of the Fund to analyze all open tax years, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. Open tax years include the tax years ended December 31, 2019 through December 31, 2022. As of and during the year ended December 31, 2022, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. Federal income and excise tax returns, as required. The Fund’s Federal income tax returns are subject to examination by the IRS for a period of three fiscal years after they are filed. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Notes to Financial Statements

June 30, 2023

(Unaudited)

6. Investments in Affiliated Companies*

Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. The aggregate value of all securities of affiliated companies held in the Aegis Value Fund as of June 30, 2023 amounted to $84,584,089 representing 24.66% of net assets. A summary of affiliated transactions for the period ended June 30, 2023 is as follows:

	Share Balance December 31, 2022	Additions	Deductions	Share Balance June 30, 2023
Adams Resources & Energy, Inc.	135,876	—	—	135,876
Amerigo Resources Ltd.	18,172,738	—	—	18,172,738
Bassett Furniture Industries, Inc.**	255,000	201,855	—	456,855
Cabral Gold Inc.**	5,411,156	7,500,000	—	12,911,156
Conifex Timber, Inc.	2,346,913	—	—	2,346,913
Geodrill Ltd.	3,956,698	—	—	3,956,698
Hallador Energy Co.	2,177,637	—	—	2,177,637
Koil Energy Solutions, Inc.	766,584	—	—	766,584
Minera Alamos, Inc.	32,761,661	4,850,000	—	37,611,661
Natural Gas Services Group, Inc.**	—	843,293	—	843,293
Newcore Gold Ltd.**	—	10,666,668	—	10,666,668
Revival Gold, Inc.	5,325,905	—	—	5,325,905

	Value December 31, 2022	Acquisitions	Dispositions	Corporate Actions
Adams Resources & Energy, Inc.	$5,288,294	$—	$—	$—
Amerigo Resources Ltd.	17,716,406	—	—	—
Bassett Furniture Industries, Inc.**	4,431,900	3,049,346	—	—
Cabral Gold Inc.**	539,517	545,395	—	—
Conifex Timber, Inc.	2,859,975	—	—	—
Geodrill Ltd.	7,685,462	—	—	—
Hallador Energy Co.	21,754,594	—	—	—
Koil Energy Solutions, Inc.	360,294	—	—	—
Minera Alamos, Inc.	10,646,330	1,384,965	—	—
Natural Gas Services Group, Inc.**	—	8,553,184	—	—
Newcore Gold Ltd.**	—	1,201,923	—	—
Revival Gold, Inc.	2,517,414	—	—	—
Total	$73,800,186	$14,734,812	$—	$—

Notes to Financial Statements

June 30, 2023

(Unaudited)

6. Investments in Affiliated Companies* – (continued)

	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value June 30, 2023	Dividend Income
Adams Resources & Energy, Inc.	$—	$(512,253)	$4,776,041	$65,220
Amerigo Resources Ltd.	—	3,409,102	21,125,508	681,303
Bassett Furniture Industries, Inc.**	—	(610,146)	6,871,100	108,826
Cabral Gold Inc.**	—	35,890	1,120,802	—
Conifex Timber, Inc.	—	(804,931)	2,055,044	—
Geodrill Ltd.	—	1,722,803	9,408,265	115,238
Hallador Energy Co.	—	(3,092,245)	18,662,349	—
Koil Energy Solutions, Inc.	—	98,162	458,456	—
Minera Alamos, Inc.	—	(3,229,925)	8,801,370	—
Natural Gas Services Group, Inc.**	—	(204,583)	8,348,601	—
Newcore Gold Ltd.**	—	(34,407)	1,167,516	—
Revival Gold, Inc.	—	(728,376)	1,789,038	—
Total	$—	$(3,950,909)	$84,584,089	$970,588

*

As a result of the Aegis Value Fund’s beneficial ownership of common stock of these companies, regulators require that the Fund state that it may be deemed an affiliate of the respective issuer. The Fund disclaims that the “affiliated persons” are affiliates of the Distributor, Advisor, Funds or any other client of the Advisor.

**	This security was not affiliated as of December 31, 2022.

7. Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund pursuant to Section 2(a)9 of the 1940 Act. As of June 30, 2023, National Financial Services LLC. held approximately 27.56% of the Aegis Value Fund for the benefit of its customers, and Pershing LLC held approximately 25.35% of the Aegis Value Fund for the benefit of its customers.

8. Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the period ended June 30, 2023, events and transactions subsequent to June 30, 2023 have been evaluated by management for possible adjustment and/or disclosure. Management has determined that there were no material events that would require disclosure in the Fund’s financial statements except for the below.

Other Information

(Unaudited)

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available by request, without charge, by calling the Fund’s toll-free telephone number, 800-528-3780. Information regarding how the Fund voted proxies, if any, relating to portfolio securities during the most recent 12-month year ended June 30 is available upon request, without charge, by calling 800-528-3780. The Fund’s proxy voting policies and procedures and voting record are also available on the U.S. Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.

Code of Ethics

The Fund has adopted a code of ethics applicable to its principal executive officer and principal financial officer. A copy of this code is available, without charge, by calling the Fund’s toll-free phone number, 800-528-3780.

Fund Holdings

The complete schedules of the Fund’s holdings for the second and fourth quarters of each fiscal year are contained in the Fund’s semi-annual and annual shareholder reports, respectively. The Fund files complete schedules of the Fund’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT Part F within 60 days after the end of the period. Copies of the Fund’s Form N-PORT Part F are available without charge, upon request, by contacting the Fund at 800-528-3780 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-PORT Part F at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

Basis for the Board’s Approval of Advisory Agreement

At a meeting held on February 23, 2023, the Board considered and approved the advisory agreement (the “Agreement”) between the Aegis Value Fund (“Fund”) and Aegis Financial Corporation (“AFC”). The Board based its approval of the Agreement on its review of information provided by AFC. Such information included information provided by AFC in response to a request for information made pursuant to Section 15(c) of the 1940 Act (the “Section 15(c) Information”). In its deliberations on the Agreement, the Board considered the Section 15(c) Information provided to it by AFC and contained in the Board materials. The Board did not identify any particular aspect of the Section 15(c) information that was all important or controlling and evaluated all information available to it. The Board concluded that the terms of the Agreement are appropriate, that the fees to be paid by the Fund are reasonable in light of the services

Other Information

(Unaudited)

to be provided to the Fund and that the Agreement should be renewed. In approving the renewal of the Agreement, the Board, including the Independent Trustees, considered and reached the following conclusions with respect to the following factors.

A. Nature, Extent and Quality of Services Provided by AFC

The Trustees reviewed and considered the scope of services provided by AFC to the Fund as well as the nature and quality of these services. The Trustees evaluated information concerning AFC’s discretionary investment advisory services and AFC’s compliance policies and procedures. They considered information regarding AFC’s resources and compensation arrangements, including its in-house research and portfolio management support capabilities and recent changes to personnel. On the basis of these and other factors, the Trustees determined that the scope, nature and quality of the services provided by AFC to the Fund are consistent with its duties under the Agreement and appropriate and consistent with the investment program of the Fund and concluded that the nature and quality of services provided by AFC to the Fund are appropriate.

B. The Investment Performance of the Fund

The Trustees reviewed information prepared by AFC and Fund Services comparing the Fund’s performance with the performance of its benchmark and the performance of comparable funds. The Trustees considered that some of the information provided to them was derived from information made available by Morningstar (an independent research service) and some of the information was derived from information provided by the Fund’s Administrator (i.e., information regarding the performance of the Fund for the 1-year, 3-year, 5-year, 10-year and since inception periods ended December 31, 2022). The Trustees noted that during the one-year period ending December 31, 2022, the Fund’s Class I shares returned 10.50%. Its benchmark index, the S&P SmallCap 600 Pure Value index, returned (6.42)% during the same period. For the three-year period ending December 31, 2022, the Fund’s Class I shares had an average annual total return of 21.78%. The average three-year annual total return for the S&P SmallCap 600 Pure Value index was 9.54%. For the five-year period, the Fund’s Class I shares had an average annual total return of 13.51%, versus the average annual total return for the index of 5.48%. For the ten-year period, the Fund’s Class I shares had an average annual total return of 11.14%, versus the average annual total return for the index of 8.85%. Since inception on May 15, 1998 through December 31, 2022, the Fund’s Class I shares had returned an average annual total return of 10.97% versus 8.21% for the index.

Other Information

(Unaudited)

C. AFC Profitability and Other Benefits

The Trustees reviewed AFC’s draft fiscal year 2022 income statement and balance sheet. They considered information provided by AFC with respect to (i) the profitability to the Adviser of managing the Fund, (ii) to the extent applicable, the level of the Fund’s net assets and expenses reimbursed by the Adviser under the Fund’s Expense Limitation Agreement, and (iii) other benefits accruing to AFC as a result of its relationship with the Fund, including the fact that the Fund’s public performance record may at times attract inquiries regarding AFC’s advisory services and may result in the acquisition of new advisory clients for AFC.

The Trustees determined that the Adviser’s profitability and other benefits, including soft dollars, to the Adviser from providing advisory services to the Fund are reasonable and would not preclude them from approving the renewal of the Agreement.

D. Economies of Scale

The Trustees reviewed information regarding economies of scale and other efficiencies resulting from increases, if any, in the Fund’s asset levels and whether the existing advisory fee arrangement might require adjustment or breakpoints.

The Trustees determined that the Fund would have to show substantial growth in assets before any material economies of scale would be achieved and that, under the current circumstances, changes to the advisory fee arrangement were not warranted at the time of the Meeting.

E. Comparisons of the Services Rendered and Fee Amounts

The Trustees reviewed the advisory fee paid to AFC and the Fund’s overall gross expense ratio and net expense ratio and considered whether the advisory fee was reasonable in light of the services likely provided and the fees charged by other advisers to the small cap value funds currently tracked by Morningstar (“Peer Group Funds”). In evaluating the Fund’s advisory fee, the Trustees took into account the demands, complexity and quality of the investment management of the Fund. They noted that it is not anticipated that the research process, portfolio composition methodology or general investment strategy will materially change.

The Trustees considered that the Fund paid AFC an advisory fee of 1.20% of average daily net assets for the year ended December 31, 2022 and that other expenses for Class I shares were capped at 0.30%, for a total net expense ratio of 1.50% for Class I shares. They considered information reflecting that the Class I shares’ actual gross expense ratio for the year ended December 31, 2022 was 1.45%, and for the year ended December 31, 2021 was 1.48% of average daily net assets. During 2022, AFC recouped expenses from the Fund’s Class I shares as its gross expense ratio of 1.45%

Other Information

(Unaudited)

was lower than the agreed-upon 1.50% expense limit. They noted that AFC recouped $148,674 from the Fund under the Expense Limitation Agreement. Previously, AFC had reimbursed expenses of the Fund in the amounts of $29,192 and $48,903 for 2021 and 2020, respectively. They also noted the Adviser’s commitment to continue the expense limitation for an additional term.

The Trustees considered information showing that the median net expense ratio of the Peer Group Funds is 0.97%. They reviewed information showing that the median management fee percentage of the Peer Group Funds is 0.76%, with an average size of the funds being approximately $327.1 million. They considered information showing that the median net expense ratios less 12b-1 fees for the Peer Group Funds was 0.97%. They also considered information concerning the fees charged by the Adviser to its managed accounts and the strategies employed for those accounts. Additionally, the Trustees considered the differences between the services provided by the Adviser to those accounts and to the Fund.

The Trustees concluded that the Fund’s advisory fee was reasonable in light of the services provided by AFC and concluded that the Fund’s overall expense ratio was reasonable.

Aegis Mutual Funds Privacy Notice

(This information is not part of the Report)

FACTS	WHAT DOES AEGIS FUNDS DO WITH YOUR PERSONAL INFORMATION?

WHY?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number and other information including address and date of birth

● Asset and income

● Account balances and account transactions

When you are no longer our customer, we continue to share your information as described in this notice.

HOW?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons. The Aegis Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does The Aegis Funds share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 800-528-3780 or go to www.aegisfunds.com

Aegis Mutual Funds Privacy Notice

(This information is not part of the Report)

Who we are
Who is providing this Notice?	The Aegis Funds
What we do
How does The Aegis Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does The Aegis Funds collect your personal information?

We collect your personal information, for example, when you

● open an account or perform transactions

● make a transfer or tell us where to send money

● tell us about your personal financial information

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes—information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Our affiliates include Aegis Financial Corporation.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Aegis Funds does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● See Other important information.
Other important information

Non-affiliates with whom we may share information (except to permit them to market to you) can include financial companies, such as custodians, transfer agents, registered representatives and financial advisors, and nonfinancial companies, such as fulfillment, proxy voting and class action service providers.

(This page is intentionally left blank.)

(This page is intentionally left blank.)

The Aegis Funds

c/o U.S. Bank Global Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Phone: (800) 528-3780
www.aegisfunds.com

Board of Trustees

Scott L. Barbee
David A. Giannini
Eskander Matta
Jordan F. Nasir
Andrew Bacas

Officers

Scott L. Barbee, President
Justin P. Harrison, Treasurer/Secretary/
Chief Compliance Officer

Investment Advisor

Aegis Financial Corporation
6862 Elm Street, Suite 830
McLean, Virginia 22101

Custodian

U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302 Milwaukee, Wisconsin 53212

Administrator, Transfer Agent and Fund Accountant

U.S. Bank Global Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, Pennsylvania 19103

Counsel

Seward & Kissel, LLP
901 K Street N.W.
Washington, DC 20001

(b)	Not applicable

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The registrant’s President and Treasurer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Code of Ethics or amendment thereto, Incorporated by reference to the Registrant's Form N-CSR filed March 4, 2016.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By (Signature and Title)	/s/ Scott L. Barbee
Scott L. Barbee, President

Date	9/1/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Scott L. Barbee
Scott L. Barbee, President

Date	9/1/23

By (Signature and Title)	/s/ Justin P. Harrison
Justin P. Harrison, Treasurer

Date	8/31/23